                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [ ]
     Filed by a Party other than the Registrant [X]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                             Kerr-McGee Corporation
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                                  Common Stock
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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

[KERR-MCGEE LOGO]              KERR-MCGEE CORPORATION
                                 KERR-MCGEE CENTER
                                  P. O. BOX 25861
                           OKLAHOMA CITY, OKLAHOMA 73125

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                    MAY 13, 1997

TO THE STOCKHOLDERS:

     The 1997 Annual Meeting of Stockholders of Kerr-McGee Corporation (the "Company") will be held in the Robert S. Kerr Auditorium, Kerr-McGee Center, 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma, at 9:00 a.m. on Tuesday, May 13, 1997, for the following purposes:

     1. To elect nine directors.

     2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants.

     3. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed March 17, 1997, as the record date for determination of stockholders entitled to notice of and to vote at this meeting.

     STOCKHOLDERS OF RECORD WILL BE ADMITTED UPON VERIFICATION OF OWNERSHIP AT THE ADMISSIONS COUNTER AT THE MEETING. BENEFICIAL OWNERS SHOULD PRESENT EVIDENCE OF STOCK OWNERSHIP TO THE ATTENDANT AT THE ADMISSIONS COUNTER FOR ADMITTANCE TO THE MEETING.

     To ensure your representation at the meeting, please sign and promptly mail the enclosed proxy, which is being solicited on behalf of the Board of Directors of the Company. A return envelope, which requires no postage if mailed in the United States, is enclosed for such purpose. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account. All proxy forms received by you should be signed and mailed to ensure that all your shares are voted.

                                         By Order of the Board of Directors

                                            RUSSELL G. HORNER, JR.
                                                  Secretary

March 31, 1997

                             KERR-MCGEE CORPORATION
                               KERR-MCGEE CENTER
                                P. O. BOX 25861
                         OKLAHOMA CITY, OKLAHOMA 73125

                              PROXY STATEMENT FOR
                      1997 ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 31, 1997

     The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Kerr-McGee Corporation (the "Company"). This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about March 31, 1997.

     Proxies in the form enclosed that are properly signed and returned will be voted as directed, unless revoked before exercise by written notice from the stockholder to the Secretary of the Company at the address set forth above or by the stockholders voting by ballot at the 1997 Annual Meeting. Unless directed otherwise, returned proxies will be voted for the election of the nominees for director listed below and on other matters as recommended by the Board of Directors.

     Under Section 216 of the Delaware General Corporation Law and the Kerr-McGee Corporation ByLaws ("ByLaws"), a majority of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be the act of the stockholders. Abstentions will have the effect of votes against a proposal and broker nonvotes have no effect on the vote. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the annual meeting and entitled to vote on the election of Directors.

                               VOTING SECURITIES

     The Company's only class of voting securities is its common stock having a par value of $1.00 per share (the "Common Stock"), of which there were 48,050,062 shares outstanding as of the close of business on March 17, 1997, the record date for stockholders entitled to receive notice of and to vote at this meeting. Each share is entitled to one vote. The number of shares outstanding does not include shares held in treasury, which will not be voted.

                                   ITEM NO. 1

                             ELECTION OF DIRECTORS

     In accordance with the ByLaws, the Board has designated nine as the number of Directors to be elected at the forthcoming Annual Meeting of Stockholders. Eight of the nominees are incumbent Directors who were elected at the 1996 Annual Stockholders' Meeting. Mr. McDaniel was elected a Director effective February 1, 1997. Three current Directors, Earnest H. Clark, Jr., Robert S. Kerr, Jr., and John J. Nevin, having reached the mandatory retirement age of 70 prior to May 13, 1997, are not standing for reelection to the Board, and Frank A. McPherson retired as a Director, as well as Chairman of the Board and Chief Executive Officer, effective February 1, 1997.

     All nominees have consented to serve, and the Company has no reason to believe any nominee will be unavailable. Should any nominee become unavailable for any reason, the proxies will be voted for a substitute nominee to be named by the Board unless the number of Directors constituting a full board is reduced. Each person elected Director at an annual meeting will be elected to serve until the next Annual Stockholders' Meeting or until a successor is elected.

     Certain information with respect to the nominees for Director, including their principal occupations during the past five years, is set forth below:

                                  NAME, AGE (AS OF FEBRUARY 1, 1997),               FIRST BECAME
                               PRINCIPAL OCCUPATION & OTHER DIRECTORSHIPS            A DIRECTOR
                               ------------------------------------------           ------------
[PAUL M. ANDERSON       PAUL M. ANDERSON, 51 -- President and Chief Executive         1996
PHOTO]                  Officer of PanEnergy Corp, a provider of natural gas
                        transportation and related services in North America
                        since 1995; President of PanEnergy Corp from 1993 to
                        1995; President of Panhandle Eastern Pipeline and Group
                        Vice President from 1991 to 1993. Director, TEPPCO
                        Partners, L.P. and Temple-Inland Inc.
                        ------------------------------------------------------------------------

[BENNETT E. BIDWELL     BENNETT E. BIDWELL, 69 -- Retired; Chairman of Pentastar      1986
PHOTO]                  Transportation Group, Inc., a national car rental firm,
                        from 1991 through 1992. Chairman of Chrysler Motors
                        Corporation from 1988 through 1990. Director, T I Group,
                        PLC.
                        ------------------------------------------------------------------------

[LUKE R. CORBETT        LUKE R. CORBETT, 49 -- Chairman of the Board and Chief          1995
PHOTO]                  Executive Officer of the Company since February 1, 1997;
                        President and Chief Operating Officer from May 1995
                        through January 1997; Group Vice President from 1992 to
                        May 1995; Senior Vice President of the Company from 1991
                        until 1992. Director, Devon Energy Corporation and OGE
                        Energy Corp.
                        ------------------------------------------------------------------------

                                  NAME, AGE (AS OF FEBRUARY 1, 1997),               FIRST BECAME
                               PRINCIPAL OCCUPATION & OTHER DIRECTORSHIPS            A DIRECTOR
                               ------------------------------------------           ------------
[MARTIN C. JISCHKE      MARTIN C. JISCHKE, 55 -- President of Iowa State              1993
PHOTO]                  University since 1991. Director, Bankers Trust
                        Corporation.
                        ------------------------------------------------------------------------

[TOM J. McDANIEL        TOM J. MCDANIEL, 58 -- Vice Chairman of the Company           1997
PHOTO]                  since February 1, 1997; Senior Vice President and
                        Corporate Secretary from 1989 through January 1997.
                        Director, Devon Energy Corporation.
                        ------------------------------------------------------------------------

[WILLIAM C. MORRIS      WILLIAM C. MORRIS, 58 -- Chairman of the Board of J. &        1977
PHOTO]                  W. Seligman & Co., Incorporated, Chairman of the Board
                        of Tri- Continental Corporation and Chairman of the
                        Boards of the Companies in the Seligman family of
                        investment companies, all since December 1988. Chairman
                        of the Board of Carbo Ceramics, Inc., since 1987.
                        ------------------------------------------------------------------------

[JOHN J. MURPHY         JOHN J. MURPHY, 65 -- Retired; Chairman of the Board of       1990
PHOTO]                  Dresser Industries, Inc., hydrocarbon energy products
                        and services, from 1983 through November 1996; Chief
                        Executive Officer of Dresser Industries, Inc., from 1983
                        to 1995; President of Dresser Industries, Inc. from 1982
                        to 1992. Director, Carbo Ceramics, Inc., PepsiCo Inc.
                        and NationsBank Corporation.
                        ------------------------------------------------------------------------

                                  NAME, AGE (AS OF FEBRUARY 1, 1997),               FIRST BECAME
                               PRINCIPAL OCCUPATION & OTHER DIRECTORSHIPS            A DIRECTOR
                               ------------------------------------------           ------------
[RICHARD M. ROMPALA     RICHARD M. ROMPALA, 50 -- President and Chief Executive       1996
PHOTO]                  Officer of The Valspar Corporation, a manufacturer of
                        paints and related coatings, since October 1995;
                        President of The Valspar Corporation since March 1994;
                        Group Vice President of PPG Industries from 1987 to
                        1994.
                        ------------------------------------------------------------------------

[FARAH M. WALTERS       FARAH M. WALTERS, 52 -- President and Chief Executive         1993
PHOTO]                  Officer of University Hospitals of Cleveland and
                        University Hospitals Health System, Inc. since 1992;
                        Executive Director of University Hospitals of Cleveland
                        and Senior Executive Vice President of University
                        Hospitals Health Systems, Inc. from 1989 to 1992.
                        Director, KeyBank National Association and LTV
                        Corporation.

     None of the above nominees is related to any executive officer of the Company, its subsidiaries or affiliates.

     For additional information relating to directors and executive officers, see "Security Ownership" and "Executive Compensation and Other Compensation."

BOARD OF DIRECTORS MEETINGS, COMPENSATION AND COMMITTEES

     During 1996 the Board held seven meetings. Each Director attended 75% or more of the aggregate number of meetings of the Board and the committees of the Board on which each such director served. Directors discharge their responsibilities not only by attending Board and committee meetings but also through communication with the Chairman and other members of management relative to matters of mutual interest and concern to the Company. Board members who are not employees of the Company are paid an annual fee of $30,000 and an additional fee of $1,000 for each Board meeting and committee meeting attended. Directors are reimbursed for travel expenses and lodging.

     Pursuant to a Plan of Deferred Compensation adopted in 1982, any Director who is not an employee of the Company may elect to defer compensation as a director until such person ceases to be a director, after which the deferred compensation, together with interest, will be paid in ten equal annual installments.

     In 1988, a Stock Deferred Compensation Plan for Non-Employee Directors was approved. The non-employee director may elect to defer compensation as a Director through the purchase of Common Stock on a year-by-year basis by notifying the Company on or before December 31 of the preceding year. The stock acquired in this nonqualified plan may not be distributed to the non-employee director until 185 days after the participant ceases being a director.

     The Board has established and currently maintains an Audit Committee, an Executive Compensation Committee, a Nominating Committee and a Finance Committee as standing committees.

     The Audit Committee meets periodically with the Company's independent public accountants to review plans for the audit and the audit results and recommends selection of the independent public accountants. The Audit Committee also meets with the Director of Internal Auditing to review the scope and results of the Company's internal auditing activities and assessment of the system of internal controls. The Audit Committee consists of six independent non-employee directors: Robert S. Kerr, Jr. (Chairman), Paul M. Anderson, Earnest H. Clark, Jr., Martin C. Jischke, Richard M. Rompala and Farah M. Walters. The Committee met twice during 1996.

     The Nominating Committee recommends nominees to the Board of Directors. The Nominating Committee will consider recommendations for the position of director submitted by stockholders in writing to the Corporate Secretary, Kerr-McGee Corporation, P.O. Box 25861, Oklahoma City, Oklahoma 73125. Recommendations must be received by the Company at least 90 days prior to the meeting at which the Election of Directors will take place. Recommendations should include the individual's name, mailing address, experience and a signed consent to serve. The Nominating Committee consists of four independent non-employee directors:
Earnest H. Clark, Jr. (Chairman), Robert S. Kerr, Jr., William C. Morris and Farah M. Walters. Frank A. McPherson served as an ex-officio member until his retirement. The Committee did not meet in 1996.

     The Executive Compensation Committee reviews the salaries and incentive pay awards as recommended by the Chief Executive Officer for all officers of the Company and recommends to the full Board such changes as it may deem appropriate. It also administers the Annual Incentive Compensation Plan, the Long Term Incentive Program, the Executive Deferred Compensation Plan and the Supplemental Executive Retirement Plan. The Executive Compensation Committee recommends but does not fix the cash compensation of the Chief Executive Officer. The cash compensation of the Chief Executive Officer is determined by all of the independent non-employee directors. The Executive Compensation Committee consists of five independent non-employee directors: Bennett E. Bidwell (Chairman), Martin C. Jischke, John J. Murphy, John J. Nevin and Richard
M. Rompala. The Committee met twice in 1996.

     The Finance Committee reviews the annual budget, other budget and financial matters as may be requested and strategy as may be required. The Finance Committee consists of five independent non-employee directors: John J. Nevin (Chairman), Paul M. Anderson, Bennett E. Bidwell, William C. Morris and John J. Murphy. The Committee met twice in 1996.

SECURITY OWNERSHIP

     The following table sets forth the number of shares of Common Stock beneficially owned as of December 31, 1996 by each director and nominee, each of the executive officers named in the Summary Compensation Table and all directors and officers as a group, and the percentage represented by such shares of the total Common Stock outstanding on that date:

                                                              NUMBER OF SHARES       PERCENT OF
                       NAME OR GROUP                         BENEFICIALLY OWNED        CLASS
                       -------------                         ------------------      ----------
Paul M. Anderson...........................................           305(1)            *
Bennett E. Bidwell.........................................         1,994(1)
Earnest H. Clark, Jr.......................................           342(1)
Luke R. Corbett............................................        98,978(4)
Martin C. Jischke..........................................         2,516(1)
Robert S. Kerr, Jr.........................................        40,692(2)(3)
Tom J. McDaniel............................................        33,663(4)
Frank A. McPherson.........................................       160,789(4)
William C. Morris..........................................        11,200
John J. Murphy.............................................         1,284(1)
John J. Nevin..............................................         2,134(1)
Richard M. Rompala.........................................           447(1)
Farah M. Walters...........................................         2,398(1)
John C. Linehan............................................        87,278(4)
Robert C. Scharp...........................................        51,091(4)
All directors and executive officers as a group, including
  those named above........................................       705,349(4)            1.46

---------------

 * The percentage of shares beneficially owned by any director, nominee or executive officer does not exceed 1%.

(1) Includes shares held by the Stock Deferred Compensation Plan for Non-Employee Directors.

(2) Includes (i) 15,031 shares held in two trusts of which Mr. Kerr and his wife are co-trustees and (ii) 25,661 shares held by The Kerr Foundation, Inc. of which Mr. Kerr is Chairman of the Board of Trustees and President.

(3) Does not include (i) 120 shares held by Mr. Kerr's wife and (ii) 350 shares held in a trust for the benefit of one of Mr. Kerr's children of which Mr. Kerr's wife is the Trustee in all of which beneficial interest is disclaimed.

(4) Includes shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of December 31, 1996: 136,799 shares for Mr. McPherson; 86,999 shares for Mr. Corbett; 70,533 shares for Mr. Linehan; 24,533 shares for Mr. McDaniel; 46,400 shares for Mr. Scharp; and 503,011 shares for all directors and executive officers as a group.

                                   ITEM NO. 2

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, an independent public accounting firm, has been selected as the Company's independent public accountants for 1997 in accordance with the recommendation of the Audit Committee. This firm served in the same capacity for the year ended December 31, 1996. Representatives of Arthur Andersen LLP will be present at the Annual Meeting to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     The stockholders will be asked to ratify the appointment of Arthur Andersen LLP as independent public accountants for 1997. The Board of Directors recommends a vote "FOR" ratification of the appointment of Arthur Andersen LLP.

     If the appointment of Arthur Andersen LLP is not approved by the stockholders, Arthur Andersen LLP ceases to act as the Company's independent public accountants or the Board of Directors removes Arthur Andersen LLP as the Company's independent public accountants, the Board will appoint other independent public accountants.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table includes individual compensation information on the Chief Executive Officer and the four other most highly paid executive officers for services rendered in all capacities for the fiscal years ended December 31, 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                                                          ------------
                                                                             NO. OF
                                                  ANNUAL COMPENSATION      SECURITIES
                                                  --------------------     UNDERLYING        ALL OTHER
     NAME AND PRINCIPAL POSITION(1)       YEAR     SALARY      BONUS       OPTIONS(2)     COMPENSATION(3)
     ------------------------------       ----    --------    --------    ------------    ---------------
Frank A. McPherson,                       1996    $698,077    $800,000       40,000           $43,077
  Retired as Chairman of                  1995     668,385     775,000       40,000            40,103
  the Board and Chief                     1994     589,000     150,000       40,000            35,340
  Executive Officer effective
  February 1, 1997
Luke R. Corbett,                          1996     413,847     475,000       22,000            26,023
  Chairman of the                         1995     379,816     440,000       21,000            22,789
  Board and Chief                                                            50,000(4)
  Executive Officer                       1994     296,167      75,000       20,000            17,770
John C. Linehan,                          1996     294,231     265,000       18,000            18,846
  Executive Vice                          1995     283,846     280,000       17,000            17,031
  President and Chief                     1994     270,000      65,000       18,000            16,200
  Financial Officer
Tom J. McDaniel,                          1996     269,231     245,000       11,000            17,346
  Vice Chairman of                        1995     259,231     260,000       15,000            15,554
  the Board                               1994     250,000      65,000       12,000            15,000
Robert C. Scharp,                         1996     254,231     230,000        9,000            16,446
  Senior Vice                             1995     243,462     220,000       12,000            14,608
  President                               1994     206,250      50,000       11,400            12,375

---------------

(1) Effective February 1, 1997 upon Mr. McPherson's retirement, Luke R. Corbett became Chairman of the Board and Chief Executive Officer. Also on that date, Tom J. McDaniel became Vice Chairman and John C. Linehan was named Executive Vice President and Chief Financial Officer.

(2) The Company has never granted free-standing Stock Appreciation Rights ("SARs") and has not granted tandem SARs since January 1991.

(3) Consists entirely of 401(k) Company contributions pursuant to the Savings Investment Plan and amounts contributed under the non-qualified benefits restoration plan. Company contributions pursuant to the Savings Investment Plan for 1996 were $10,192 each to Messrs. McPherson, Corbett, Linehan, McDaniel and Scharp. Amounts contributed under the non-qualified benefits restoration plan for 1996 on behalf of Messrs. McPherson, Corbett, Linehan, McDaniel and Scharp were $32,885, $15,831, $8,654, $7,154 and $6,254, respectively. The amounts contributed by the Company to the Kerr-McGee Corporation Benefits Restoration Plan on behalf of such persons are identical to the amounts that would have been contributed pursuant to the Savings Investment Plan except for the Internal Revenue Code ("Code") limitations.

(4) On May 9, 1995, upon being named President and Chief Operating Officer, a one-time option for 50,000 shares was granted at an exercise price of $54.50 per share, which was 100% of the fair market value of a share of Common Stock on May 9, 1995.

STOCK OPTIONS

     The following table contains information concerning stock options granted during the fiscal year ended December 31, 1996 to the five most highly compensated executive officers of the Company:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 PERCENT OF
                                     NO. OF        TOTAL
                                   SECURITIES     OPTIONS        PER                       GRANT
                                   UNDERLYING    GRANTED TO     SHARE                       DATE
                                    OPTIONS     EMPLOYEES IN   EXERCISE    EXPIRATION     PRESENT
              NAME                 GRANTED(1)   FISCAL YEAR     PRICE         DATE        VALUE(2)
              ----                 ----------   ------------   --------    ----------     --------
Frank A. McPherson...............    40,000         12.9%       $64.875  January 9, 2006  $501,600
Luke R. Corbett..................    22,000          7.1         64.875  January 9, 2006   275,880
John C. Linehan..................    18,000          5.8         64.875  January 9, 2006   225,720
Tom J. McDaniel..................    11,000          3.5         64.875  January 9, 2006   137,940
Robert C. Scharp.................     9,000          2.9         64.875  January 9, 2006   112,860

---------------

(1) All stock options granted in 1996 were non-qualified stock options. The exercise price per option is 100% of the fair market value of a share of Common Stock on the date of grant. No option expires more than ten years from the date of grant. At or after the grant of an option, the Executive Compensation Committee may, in its discretion, grant a participant a SAR. A SAR is only exercisable during the term of the associated option. No SARs were granted in 1996, nor have any been granted since 1991. Options may also provide that, upon the commencement of any tender offer for at least 25% of the outstanding Common Stock, all options and any accompanying SARs held for more than six months shall become immediately exercisable in full. If an optionee and the Company have previously agreed, the option shall be automatically repurchased by the Company at its fair market value if any person has made a successful tender offer for the Common Stock that, together with shares then owned by such person, would be 25% or more of the outstanding shares of Common Stock. The purchase price will generally be the difference between the tender offer price and the exercise price of the option. All executive officers of the Company have agreed to this automatic repurchase provision with respect to all their options.

(2) The present value was computed in accordance with the Black-Scholes option pricing model, with assumptions consistent with the Statement of Financial Accounting Standards No. 123,

    "Accounting for Stock-Based Compensation", as permitted by the rules of the Securities and Exchange Commission. Based on Black-Scholes, the value on January 9, 1996, the grant date, was $12.54 per option. The Company believes, however, that it is not possible to accurately determine the value of options at the time of grant using any option pricing model, including Black-Scholes, since any valuation depends on numerous assumptions. The model assumes: (a) an expected option term of 5.8 years; (b) interest rate of 5.46% which represents the U.S. Treasury Strip Rate at the date of grant with maturity corresponding to the expected option term; (c) volatility of 17.97% calculated using monthly stock prices for the 5.8 years prior to the date of the grant; and (d) dividends at an average annual dividend yield of 3.07% for the ten years prior to December 31, 1996.

OPTION/SAR EXERCISES AND HOLDINGS

     The following table sets forth information for the named executives with respect to options/SARs exercised during 1996 and the value of unexercised options/SARs held as of December 31, 1996.

                       AGGREGATED OPTION/SAR EXERCISES IN
             LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                OPTIONS/SARS AT                OPTIONS/SARS
                                SHARES                         DECEMBER 31, 1996          AT DECEMBER 31, 1996(1)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   -----------   -----------   -------------   -----------   -------------
Frank A. McPherson..........     6,956       $877,543       96,799         80,001       $2,638,724     $1,350,026
Luke R. Corbett.............     2,877        366,875       65,999         76,001        1,635,240      1,290,853
John C. Linehan.............        --             --       52,866         35,334        1,468,701        589,268
Tom J. McDaniel.............    11,833        237,144       11,867         25,000          309,946        452,625
Robert C. Scharp............        --             --       35,600         20,800          966,294        378,600

---------------

(1) Options/SARs are "in-the-money" if the fair market value of the Common Stock exceeds the exercise price. At December 31, 1996, the closing price of the Common Stock on the New York Stock Exchange was $72.00.

RETIREMENT PLANS

     The Company maintains retirement plans for all employees, including officers. The following table shows the estimated annual pension benefits payable to a covered participant at normal retirement age under the Company's qualified defined benefit plan, as well as the nonqualified benefits restoration plan that provides benefits that would otherwise be denied participants by reason of certain Code limitations on qualified plan benefits, based on remuneration that is covered under the plans and years of service with the Company and its subsidiaries:

                             RETIREMENT PLAN TABLE

AVERAGE ANNUAL                          15 YEARS   20 YEARS   25 YEARS   30 YEARS    35 YEARS
 COMPENSATION                           SERVICE    SERVICE    SERVICE    SERVICE     SERVICE
--------------                          --------   --------   --------   --------   ----------
 $  400,000..........................   $ 93,932   $125,242   $156,553   $187,864   $  219,174
    600,000..........................    141,932    189,242    236,553    283,864      331,174
    800,000..........................    189,932    253,242    316,553    379,864      443,174
  1,000,000..........................    237,932    317,242    396,553    475,864      555,174
  1,200,000..........................    285,932    381,242    476,553    571,864      667,174
  1,400,000..........................    333,932    445,242    556,553    667,864      779,174
  1,600,000..........................    381,932    509,242    636,553    763,864      891,174
  1,800,000..........................    429,932    573,242    716,553    859,864    1,003,174

     Covered compensation under the retirement plans consists of salary and bonus as reflected in the Summary Compensation Table plus pre-tax Section 125 and 401(k) benefit contributions as reflected under All Other Compensation in the Summary Compensation Table, based on the highest 36 consecutive months over the previous 120 months prior to retirement. Amounts shown have been computed on a straight-life annuity basis. As of December 31, 1996, Mr. McPherson had 34 years of credited service; Mr. Corbett, 11; Mr. Linehan, 11; Mr. McDaniel, 12; and Mr. Scharp, 21.

     Pursuant to the Company's Supplemental Executive Retirement Plan (the "SERP"), adopted effective January 1, 1991, and revised May 3, 1994, certain key senior executives are eligible to receive supplemental retirement benefits. The SERP is a defined benefit plan and is administered by the Executive Compensation Committee (the "Committee"). Management recommends to the Committee employees for participation in the SERP, and the Committee then selects the participants. Eligible employees may receive benefits under the SERP upon retirement on or after age 62, upon retirement prior to age 62 if the employee is disabled or dies, or upon a change of control of the Company, or if termination of service from the Company occurs under certain circumstances. Benefits under the SERP equal a specified percentage of an eligible employee's final average monthly compensation at retirement in the form of a monthly income for life payable as an actuarially equivalent tax-equalized lump sum. Generally, the SERP benefit at retirement is calculated by determining (i) the eligible employee's final average monthly compensation multiplied by a percentage based on years of Company service minus (ii) the sum of the anticipated monthly amounts payable to the eligible employee as a primary social security benefit and monthly amounts payable under the Company's qualified and non-qualified defined benefit plans. The plan provisions establish a minimum benefit for employees who were participants before May 3, 1994, regardless of the years of Company service.

     The percentage of final average monthly compensation used to determine the SERP benefit ranges from 40% to 70%, depending on when the executive became a participant in the SERP, the age at which the employee retires and the reason for the retirement. As of December 31, 1996, the estimated lump sum SERP benefit payable upon retirement to the executive officers named in the Summary Compensation Table -- assuming (i) retirement at age 62 (except Mr. McPherson who retired effective February 1, 1997 at the age of 63) and (ii) salaries are maintained at their current level, is: Mr. McPherson, $1,627,885; Mr. Corbett, $1,042,883; Mr. Linehan, $930,284; Mr. McDaniel, $1,370,519 and Mr. Scharp,
$315,664.

EMPLOYMENT AND CONSULTING AGREEMENTS

     The Company does not have Employment Agreements in force with any of the executive officers.

     Mr. McPherson retired as Chairman of the Board and Chief Executive Officer of the Company on February 1, 1997. Mr. McPherson has agreed to serve as a consultant to the Company for a period of two years following his retirement, which period may be extended by the Company for one additional year. Mr. McPherson will be reimbursed for his consulting services at the rate of $300,000 per year and will receive life insurance coverage at least equal to the coverage previously provided prior to his retirement under the Company's group life insurance plan. Mr. McPherson has agreed not to engage in certain activities which compete in any material respect with any business of the Company. Upon a change in control of the Company, amounts remaining unpaid under the agreement will be immediately paid to Mr. McPherson and the agreement will remain in effect in accordance with its terms.

CHANGE OF CONTROL ARRANGEMENTS

     With respect to Messrs. McPherson, Corbett, Linehan, McDaniel and Scharp, as well as certain other executive officers, the Company has agreed to provide certain benefits in the event of a "change of control" (as defined) of the Company. If a change of control of the Company occurs, the executive whose employment is subsequently terminated for any reason other than death, disability or "cause" (as defined), or who subsequently terminates employment for "good reason" (as defined), will be entitled to receive a maximum lump sum cash payment equal to three times the executive's annual base salary. In addition, upon such termination, the executive will be entitled to receive amounts that he or she would otherwise have been entitled to receive under the SERP with the specified percentage multiplier being 70% or the amount as determined when the SERP is calculated using the eligible employee's service, as described under "Retirement Plans" above. The Company also has made provision under its Benefits Restoration Plan for the crediting of additional years of age and service to certain executive officers, including those named in the Summary Compensation Table, whose employment is terminated under the circumstances described above following a change of control of the Company. If an executive who has been granted options and the Company have previously agreed, options shall be automatically repurchased by the Company if any person has made a successful tender offer for the Common Stock that, together with shares then owned by such person, would be 25% or more of the outstanding shares of Common Stock. The purchase price will generally be the difference between the tender offer price and the exercise price of the options. All executive officers of the Company have agreed to this automatic repurchase provision with respect to all their options. In addition, in the event any person acquires 25% or more of the outstanding Common Stock, restrictions on shares of restricted stock shall lapse.

                        REPORT ON EXECUTIVE COMPENSATION

     The Executive Compensation Committee (the "Committee") is comprised of five independent non-employee directors and is responsible for administering compensation programs that make it possible for the Company to attract and retain employees with the skills and attitudes necessary to provide the Company with a fully competitive and capable management.

     The Committee reviews the salaries and incentive pay awards as recommended by the Chief Executive Officer (the "CEO") for the officers of the Company. It recommends to the full Board such changes as it may deem appropriate. The Committee recommends but does not fix the compensation of the CEO, which is determined by all of the independent non-employee directors. Set forth below is the report on the Company's executive compensation policies for 1996 and how they affected the Company's CEO and the Company's other officers (including the four other highest paid officers).

     The Company seeks to provide fully competitive levels of total compensation for its key executives through a mix of base salaries, annual incentive pay, long-term incentives and other benefits. The Committee believes that incentive or "at risk" compensation is a key ingredient in motivating executive performance to maximize shareholder value and align executive performance with company objectives. Total compensation is targeted to be competitive at the median level of a peer group of comparable energy and chemical companies, which includes companies constituting the S&P Domestic Integrated Oil Index referred to in the Performance Graph on page 16, as well as other comparable energy and chemical companies selected with the assistance of an independent consulting firm to be representative of the Company's size and business activities (the "Comparison Group"). Since the Company has a substantial amount of its business outside the United States, its compensation policies must also be internationally competitive and flexible. This both attracts and retains high quality management, as well as facilitating global management.

BASE SALARIES

     In determining base salaries for executive officers, the Committee annually reviews current competitive market compensation data of the Comparison Group prepared by an independent consulting firm. The Committee's policy is to set executive officers' base salaries at or near the median of base salaries of comparable positions within the Comparison Group to enable the Company to be competitive and to attract and retain key executives. When salary increases are made, the Committee also takes into consideration the individual's performance based on the CEO's evaluation of the executive officer's performance, the Board's evaluation of the CEO's performance and all executive officers' current and prior job related experience and tenure. No specific weight is assigned to any individual factor in determining salary increases.

ANNUAL INCENTIVE COMPENSATION

     The Company's Annual Incentive Compensation Plan (the "AICP") provides an opportunity for key employees to earn supplemental incentive compensation each year if the Company's financial targets are met or exceeded. The Committee believes that setting threshold and competitive target returns is the appropriate approach to annual incentive pay.

     Before the AICP awards are made, the Company must earn a minimum return on average capital employed ("ROACE") established by the Committee at the beginning of the year. The amount of each executive officer's award is directly related to the amount by which the threshold ROACE is exceeded and to the position and performance of the individual executive officer.

     In 1996, Kerr-McGee's financial results exceeded budget projections and the Company achieved historical record earnings. The rolling five-year average total return to stockholders as reflected in the chart on page 16, exceeds the S&P 500 and the Domestic Integrated Oil stocks. The 1996 ROACE threshold was exceeded, triggering incentive compensation awards. Awards for Mr. McPherson and the four other highest paid officers are set forth in the Summary Compensation Table. The total awards granted corporate officers in any given year may not exceed 1.7% of pretax income from continuing operations, before extraordinary and unusual items.

LONG-TERM INCENTIVES

     The Company's stockholders have approved the use of Company stock in the form of stock options and restricted stock awards to provide long-term incentives for the Company's key executives. No restricted stock awards were granted in 1996. The Committee believes that the use of stock options provides a direct relationship between the executives' compensation and the stockholders' interests and is an important key employee retention tool that rewards long-term management performance measured by corporate results. The aggregate value of stock options granted to each executive officer, including the CEO, is based on a percentage of the individual's salary. The percentage is set annually by the Committee after considering surveys and reports by an independent consulting firm as to competitive awards made within the Comparison Group, as well as the individual's level of responsibility and a subjective performance evaluation. The amount and terms of prior awards were also considered by the Committee when making 1996 awards. The number of stock options granted in 1996 to Mr. McPherson and the four other highest paid officers is set forth in the Option Grants Table.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Chief Executive Officer's compensation is determined in accordance with the policies described above, including consideration by the Committee of competitive compensation of CEOs within the Comparison Group compiled by an independent consulting firm. Mr. McPherson's annual base salary was last increased in February 1996 to $700,000.

     In 1996, the Company's overall financial results exceeded projections with net income at a record high. Kerr-McGee's total return -- stock price appreciation plus dividends -- to stockholders for 1996 was 16%. For the five years ended December 31, 1996, the Company's total return to stockholders ranked among the top three companies in its industry peer group. Under Mr. McPherson's leadership, the Company successfully completed its E&P restructuring program, continued its Stock Repurchase Program and positioned its business units for improved financial results. In determining Mr. McPherson's compensation, no specific weight was assigned by the Committee to any individual factor. The Committee believes that Mr. McPherson's leadership played a major role in the Company's performance and awarded Mr. McPherson a 1996 incentive award under the Company's AICP as shown in the Summary Compensation Table.

     The Committee believes that executive compensation for 1996 appropriately reflects its policy to align such compensation with overall business strategy, values and management initiatives and to ensure that the Company's goals and performance are consistent with the interests of its stockholders.

FEDERAL INCOME TAX DEDUCTIBILITY

     Code Section 162(m) generally limits the corporate deduction on compensation paid to an executive officer in excess of $1 million. The Company has adopted a Deferred Compensation Plan that allows executive officers to defer a portion of salary or incentive pay. At the current time it is not mandatory that an executive officer defer any compensation in any taxable year. The Company has determined that the impact to the Company of being unable to deduct that portion of annual incentive pay to such officers that together with their base salary, exceeds $1 million, will be minimal. The Committee believes it is in the stockholders' interest to maintain compensation plans that support the achievement of long-term strategic objectives and enhance stockholder value.

Submitted by:

EXECUTIVE COMPENSATION COMMITTEE

Bennett E. Bidwell, Chairman
Martin C. Jischke
John J. Murphy
John J. Nevin
Richard M. Rompala

OTHER INDEPENDENT NON-EMPLOYEE DIRECTORS

Paul M. Anderson
Earnest H. Clark, Jr.
Robert S. Kerr, Jr.
William C. Morris
Farah M. Walters

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total return to stockholders on the Company's Common Stock against the cumulative total return of the S&P 500 Index and the S&P Domestic Integrated Oil Index for the five year period 1992 through 1996.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                             KERR-MCGEE CORPORATION
              S&P 500 INDEX AND S&P DOMESTIC INTEGRATED OIL INDEX

                                    [GRAPH]

                          1991       1992      1993     1994    1995      1996
                          ----       ----      ----     ----    ----      ----
Assumes $100 invested on
  December 31, 1991
   S&P 500                 100        108       118      120      165      203
   KMG                     100        121       125      132      187      217
   S&P Domestic
    Integrated Oil
    Index                  100        102       108      113      129      161

                                 Year-end index
                           Data supplied by Compustat

                             STOCKHOLDER PROPOSALS

     Stockholder proposals for the 1998 Annual Meeting must be received at the principal executive offices of the Company no later than December 1, 1997.

                            EXPENSE OF SOLICITATION

     The cost of this proxy solicitation will be borne by the Company. To assist in the proxy solicitation, the Company has engaged Georgeson & Co. for a fee of $13,500 plus out-of-pocket expenses. The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners. Proxies may be solicited through the mail, telephonic or telegraphic communications or meetings with stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation.

                       OWNERSHIP OF STOCK OF THE COMPANY

     To the best of the Company's knowledge, no person beneficially owned more than 5% of any class of the Company's outstanding voting securities at the close of business on March 17, 1997, except as set forth below:

                                                                      AMOUNT AND
                                                                      NATURE OF
           TITLE                     NAME AND ADDRESS OF              BENEFICIAL      PERCENT
         OF CLASS                     BENEFICIAL OWNER                OWNERSHIP       OF CLASS
         --------                    -------------------              ----------      --------
Common Stock...............  FMR Corp.                                3,626,290(1)     7.48%
                             82 Devonshire Street
                             Boston, MA 02109-3614
Common Stock...............  State Street Bank and Trust Company      3,138,976(2)     6.50%
                             225 Franklin St.
                             Boston, MA 02110

---------------

(1) Based on a Schedule 13G for the year ended December 31, 1996, FMR Corp. has sole voting power over 254,283 shares and sole power to dispose over 3,626,290 shares. FMR Corp. reports that it holds no shares over which it has shared voting or shared disposition power.

(2) Based on a Schedule 13G for the year ended December 31, 1996, State Street Bank and Trust Company has sole voting power over 464,491 shares, sole power to dispose over 592,828 shares, shared voting power over 2,538,685 and shared power to dispose over 2,546,148 shares. Included in these totals are shares the reporting person holds as Trustee of the Company's Employee Stock Ownership Plan for the benefit of the Plan participants. The decisions with respect to the voting and disposition are made by the Plan participants.

                                 SECTION 16(a)
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on the information furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1996, all applicable Section 16(a) filing requirements were complied with except that Robert S. Kerr, Jr. made a late filing of a Form 4 to report one transaction.

                                 OTHER MATTERS

     The Company does not know of any matters to be presented at the meeting other than those set out in the notice preceding this Proxy Statement. If any other matters should properly come before the meeting, it is intended that the persons named on the enclosed proxy will vote said proxy therein at their discretion.

                                              RUSSELL G. HORNER, JR.
                                              Secretary

===============================================================================

BY SIGNING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD, YOU WILL SAVE YOUR COMPANY THE EXPENSE OF ADDITIONAL MAILING AND SOLICITATION COSTS.
-------------------------------------------------------------------------------

THIS PROXY MATERIAL HAS BEEN FORWARDED TO YOU BECAUSE YOU WERE A STOCKHOLDER ON THE RECORD DATE, MARCH 17, 1997.

IT IS IMPORTANT THAT YOU VOTE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

===============================================================================

                         [KERR-MCGEE CORPORATION LOGO]

--------------------------------------------------------------------------------

                                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
[KERR               KERR-McGEE           The undersigned hereby appoints Luke R. Corbett, Tom J. McDaniel and Russell G.
MCGEE              CORPORATION           Horner, Jr., and each of them, as Proxies, each with the power to appoint his
LOGO]                 PROXY              substitute, and hereby authorizes them to represent and to vote, as designated
                Kerr-McGee Center        below, all the shares of Common Stock of Kerr-McGee Corporation held of record
                 P. O. Box 25861         by the undersigned on March 17, 1997 at the Annual Meeting of Stockholders to
             Oklahoma City, Oklahoma     be held on May 13, 1997 or any adjournment thereof (1) as hereinafter specified
                      73125              on the matters as more particularly described in the Company's proxy statement and (2) in their discretion on any such other business as may properly come before the meeting.

                              (CONTINUED ON BACK)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ITEMS 1 AND 2
     1. ELECTION OF DIRECTORS

       Paul M. Anderson, Bennett E. Bidwell, Luke R. Corbett, Martin C. Jischke, Tom J. McDaniel, William C. Morris, John J. Murphy, Richard
       M. Rompala and Farah M. Walters.

        [ ]  FOR    [ ]  WITHHOLD    [ ]  WITHHOLD for the following only, write name(s): ------------------------

        ----------------------------------------------------------------------------------------------------------

     2. Ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants.

        [ ]  FOR    [ ]  WITHHOLD    [ ]  ABSTAIN

        The Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting. If no direction is given, this proxy will be voted FOR items 1 and 2.

      Dated                                    , 1997   Signature
           -----------------------------------                    -------------------------------------------------

                                                        Signature, if held jointly --------------------------------

     Please sign exactly as the name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-------------------------------------------------------------------------------

                                 March 31, 1997

To Participants In The Kerr-McGee Corporation
  SAVINGS INVESTMENT PLAN and the
  EMPLOYEE STOCK OWNERSHIP PLAN Dated September 12, 1989:

     As a participant in the Kerr-McGee Corporation Savings Investment Plan ("SIP") and the Kerr-McGee Corporation Employee Stock Ownership Plan dated September 12, 1989 ("ESOP"), you owned shares of Common Stock of the Company on March 17, 1997, the record date for stockholders entitled to vote at the annual stockholders' meeting to be held on May 13, 1997. This stock is held in trust by Bank of New York as Trustee for the SIP and State Street Bank and Trust Company, as Trustee for the ESOP.

     Each plan provides that the shares of Common Stock of the Company which have been allocated to your account will be voted by the Trustees in accordance with your written instructions. Both the SIP and ESOP provide that shares allocated to participants for which no voting instructions are received shall be voted by the Trustees in the same proportion as those allocated shares for which instructions are received. The ESOP also provides that shares which have not yet been allocated (approximately 1.3 million shares of the nearly 2.6 million shares in the ESOP) shall also be voted by the Trustees in the same proportion as those allocated shares for which instructions are received.

     Your vote is important! You are urged to complete and mail your voting instructions promptly. IF THE TRUSTEES DO NOT RECEIVE VOTING INSTRUCTIONS FROM YOU, THE SHARES IN BOTH PLANS FOR WHICH NO INSTRUCTIONS ARE RECEIVED AND THE UNALLOCATED SHARES IN THE ESOP WILL BE VOTED IN THE SAME PROPORTION AS THE TOTAL SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED BY THE TRUSTEES.

     Enclosed for your information and use are the following:

     1. Notice of the Annual Meeting and Proxy Statement. (Since your shares will be voted through the Trustees, the enclosed voting instructions replace the Proxy referred to in the Proxy Statement.)

     2. Voting instructions to the Trustee for each Plan for your use in directing the Trustees to vote your shares. THE SHARES ALLOCATED TO YOUR ACCOUNTS ARE NOTED ON THE ENCLOSED VOTING INSTRUCTIONS.

     3. A postage-paid, self-addressed envelope for your use in returning your voting instructions to Liberty Bank and Trust Company of Oklahoma City, N.A., which will tabulate the voting instructions for each Trustee.

                                         Very truly yours,

                                         KERR-McGEE CORPORATION
                                         BENEFITS COMMITTEE

                                         By:
                                            ------------------------------------
                                                 John C. Linehan, Chairman

                      VOTING INSTRUCTIONS TO THE TRUSTEES

                      FOR ANNUAL STOCKHOLDERS' MEETING OF
                             KERR-MCGEE CORPORATION
                           TO BE HELD ON MAY 13, 1997

Bank of New York, Trustee                        State Street Bank & Trust Co.,
Kerr-McGee Corporation                           Trustee
Savings Investment Plan                          Kerr-McGee Corporation
One Wall Street, 8th Floor                       Employee Stock Ownership Plan
New York, NY 10286                               P.O. Box 1994
                                                 Boston, MA 02101

--------------------------------------------------------------------------------

I hereby direct that all my shares of Kerr-McGee Corporation common stock, the voting of which I am entitled to direct pursuant to the Kerr-McGee Corporation Savings Investment Plan ("SIP") and the Kerr-McGee Corporation Employee Stock Ownership Plan ("ESOP"), be voted by Bank of New York (as Trustee of the SIP) and State Street Bank and Trust Co. (as Trustee of the ESOP) at the Annual Meeting of Stockholders on May 13, 1997, as follows:

        ---------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ITEMS 1 and 2.
        ---------------------------------------------------------------

1. ELECTION OF DIRECTORS              SIP                      ESOP
   Paul M. Anderson,
   Bennett E. Bidwell,             ____ FOR                 ____ FOR
   Luke R. Corbett,
   Martin C. Jischke,              ____ WITHHOLD            ____ WITHHOLD
   Tom J. McDaniel,
   William C. Morris,              ____ WITHHOLD for        ____ WITHHOLD for
   John J. Murphy,                      the following            the following
   Richard M. Rompala,                  only, write              only, write
   Farah M. Walters.                    name(s)                  name(s)

                                   __________________       __________________

2. To ratify the appointment of            ____ FOR         ____ FOR
   Arthur Andersen LLP as the
   Company's independent public            ____ AGAINST     ____ AGAINST
   accountants.
                                           ____ ABSTAIN     ____ ABSTAIN

The Trustees are authorized to grant the Proxies authority to vote in their discretion upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------

Because the SIP and ESOP are separate plans, you are entitled to vote separately the shares of Kerr-McGee Corporation common stock you hold in each plan.

Please sign below. The Trustees will vote your shares as you direct. IF YOU SIGN BELOW, BUT DO NOT GIVE ANY INSTRUCTIONS OR GIVE ONLY PARTIAL INSTRUCTIONS WITH RESPECT TO EITHER THE SIP OR THE ESOP, THE TRUSTEE FOR THAT PLAN WILL VOTE FOR ITEMS 1 AND 2. Please sign exactly as your name appears below.

If you do not return voting instructions to the Trustees, the shares for which no instructions are received will be voted in the same proportion by each Trustee as the total shares for which instructions are received by such Trustee.



                                                  ------------------------------
                                                  Signature of Participant


                                                  ------------------------------
                                                  Social Security Number


                                                                          , 1997
                                                  ------------------------
                                                  Date

                                 March 31, 1997

To Participants In The Kerr-McGee Corporation
  SAVINGS INVESTMENT PLAN:

     As a participant in the Common Stock Fund of the Kerr-McGee Corporation Savings Investment Plan ("Plan"), you owned shares of Common Stock of the Company on March 17, 1997, the record date for stockholders entitled to vote at the annual stockholders' meeting to be held on May 13, 1997. This stock is held in trust by Bank of New York, as Trustee.

     The Plan provides that shares of Common Stock of the Company which have been allocated to your Participant Contribution Account and Company Contribution Account will be voted by the Trustee in accordance with your written instructions. So that your instructions may be received and tabulated by the Trustee in sufficient time to vote according to your instructions, you are urged to complete and mail your voting instructions promptly. IF THE TRUSTEE DOES NOT RECEIVE VOTING INSTRUCTIONS FROM YOU, YOUR SHARES WILL BE VOTED IN THE SAME PROPORTION AS THE TOTAL SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED BY THE TRUSTEE.

     Enclosed for your information and use are the following:

     1. Notice of the Annual Meeting and Proxy Statement. (Since your shares will be voted through the Trustee, the enclosed voting instructions replace the Proxy referred to in the Proxy Statement.)

     2. Voting instructions to the Trustee for your use in directing the Trustee to vote your shares. THE SHARES ALLOCATED TO YOUR ACCOUNTS ARE NOTED ON THE ENCLOSED VOTING INSTRUCTIONS.

     3. A postage-paid, self-addressed envelope for your use in returning your voting instructions to Liberty Bank and Trust Company of Oklahoma City, N.A., which will tabulate the voting instructions for the Trustee.

                                         Very truly yours,

                                         KERR-McGEE CORPORATION
                                         BENEFITS COMMITTEE

                                         By:
                                            ------------------------------------
                                                 John C. Linehan, Chairman

                      VOTING INSTRUCTIONS TO THE TRUSTEE

                     FOR ANNUAL STOCKHOLDERS' MEETING OF
                            KERR-MCGEE CORPORATION
                          TO BE HELD ON MAY 13, 1997

Bank of New York, Trustee
Kerr-McGee Corporation
Savings Investment Plan
One Wall Street, 8th Floor
New York, NY 10286

--------------------------------------------------------------------------------

I hereby direct that all my shares of Kerr-McGee Corporation common stock, the voting of which I am entitled to direct pursuant to the Kerr-McGee Corporation Savings Investment Plan ("SIP"), be voted by Bank of New York, (as Trustee of the SIP) at the Annual Meeting of Stockholders on May 13, 1997, as follows:

       ---------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ITEMS 1 and 2.
       ---------------------------------------------------------------


1.      ELECTION OF DIRECTORS                   SIP
        Paul M. Anderson,
        Bennett E. Bidwell,                           FOR
        Luke R. Corbett,                        -----
        Martin C. Jischke,                            WITHHOLD
        Tom J. McDaniel,                        -----
        William C. Morris,                            WITHHOLD for the
        John J. Murphy,                         ----- following only, write
        Richard M. Rompala,                           name(s)
        Farah M. Walters.

                                                --------------------

2.      To ratify the appointment of                  FOR
        Arthur Andersen LLP as the              -----
        Company's independent public                  AGAINST
        accountants.                            -----
                                                      ABSTAIN
                                                -----


The Trustee is authorized to grant the Proxies authority to vote in their discretion upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------

Please sign below. The Trustee will vote your shares as you direct. IF YOU
SIGN BELOW, BUT DO NOT GIVE ANY INSTRUCTIONS OR GIVE ONLY PARTIAL INSTRUCTIONS, THE TRUSTEE WILL VOTE FOR ITEMS 1 AND 2. Please sign exactly as your name appears below.

If you do not return voting instructions to the Trustee, the shares for which no instructions are received will be voted in the same proportion by the Trustee as the total shares for which instructions are received by the Trustee.


                                        -------------------------------
                                        Signature of Participant



                                        -------------------------------
                                        Social Security Number


                                                                 , 1997
                                        -------------------------
                                        Date

                                 March 31, 1997


To Participants In The Kerr-McGee
       UK EMPLOYEE SAVINGS PLAN

As a participant in the Kerr-McGee UK Employee Savings Plan, you owned shares of Common Stock of the Company on March 17, 1997, the record date for Stockholders entitled to vote at the Annual Stockholders' Meeting to be held on May 13, 1997. This stock is held in Trust by Kerr-McGee Oil (U.K.) PLC, as Trustee.

The Plan provides that shares of Common Stock of the Company which have been allocated to your account will be voted by the Trustee in accordance with your voting instructions. So that your voting instructions may be received and tabulated by the Trustee in sufficient time to vote according to your instructions, you are urged to complete and mail your voting instructions promptly. If the Trustee does not receive voting instructions from you, the shares for which no instructions are received will be voted in the same proportion as the total shares for which instructions are received by the Trustee.

The total shares allocated to your account as of December 31, 1996, the last allocation prior to the record date, were reported on your Share Allocation Statement. If you are unable to locate your Share Allocation Statement or wish to know the exact number of shares you are entitled to direct the Trustee to vote, you should contact Dawn Gardner at Kerr- McGee Oil (U.K.) PLC, 75 Davies Street, London W1Y 1FA, Tel: 071-872-9738.

Enclosed for your information and use are the following:

1. Notice of the Annual Meeting and Proxy Statement. (Since your shares will be voted through the Trustee, the enclosed voting instructions replace the Proxy referred to in the Proxy Statement.)

2. Voting instructions for your use in directing the Trustee to vote your shares.

3. A postage paid, self-addressed envelope for your use in returning your voting instructions to the Trustee. The Trustee will forward it to Liberty National Bank and Trust Company, the Company's Transfer Agent, which tabulates all of the voting instructions and proxies for the Annual Meeting.

PLEASE NOTE THAT ALL VOTING INSTRUCTIONS SHOULD BE RETURNED TO KERR-McGEE OIL (U.K.) PLC, TO THE ATTENTION OF MS. DAWN GARDNER.

                                            Very truly yours,

                                            KERR-McGEE OIL (U.K.) PLC


                                            By:
                                               --------------------------------
                                               Frank Sharratt, Director

                       VOTING INSTRUCTIONS TO THE TRUSTEE
           For Annual Stockholders' Meeting of Kerr-McGee Corporation
                           To Be Held on May 13, 1997

Trustee
Kerr-McGee UK Employee Savings Plan

I hereby direct that all my shares of Common Stock of Kerr-McGee Corporation in the Kerr-McGee UK Employee Savings Plan be voted at the Annual Meeting of the Stockholders of the Company on May 13, 1997, as follows:


        The Board of Directors recommends you Vote "FOR" Items 1 and 2

       1.       ELECTION OF DIRECTORS

                Paul M. Anderson, Bennett E. Bidwell, Luke R. Corbett,  Martin
                C. Jischke, Tom J. McDaniel, William C. Morris, John J. Murphy, Richard M. Rompala, Farah M. Walters.

          [ ]  FOR               [ ]  WITHHOLD           [ ]  WITHHOLD VOTE ONLY
                                                                 FROM

       2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants.

          [ ]  FOR               [ ]  AGAINST            [ ]  ABSTAIN

The Trustee is authorized to grant the Proxies authority to vote in their discretion upon such other business as may properly come before the meeting.

The Trustee will vote your shares as you direct. If you sign below but do not give any instructions, the Trustee will vote "FOR" Items 1 and 2. Please sign below.


-----------------------------------
Signature of Participant


-----------------------------------
(Type or Print Name Here)


Dated                , 1997.
      ---------------